UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2007

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)
700 Central Avenue, Louisville, Kentucky 40208 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On Marcy 4, 2007, Churchill Downs Incorporated (the “Company”) entered into a series of customer-focused agreements with Magna Entertainment Corp. (“MEC”) to enhance wagering integrity and security, to own and operate the television network known as HRTV, to buy and sell horse racing content, and to promote the availability of horse racing signals to customers worldwide. Additionally, the Company is launching its own advance deposit wagering platform, www.twinspires.com.

Effective March 4, 2007, the Company and MEC have entered into a reciprocal content swap agreement to exchange their respective horse racing signals with each other. Through the agreement, the Company’s racing content will be available for wagering through MEC-owned tracks and simulcast-wagering facilities and through MEC’s advance deposit wagering (“ADW”) platform, XpressBet. Similarly, MEC racing content will be available for wagering through the Company tracks and off-track betting (“OTB”) facilities and through a Company-owned ADW platform, www.twinspires.com, that is under development and will launch later this year.

The Company and MEC have also formed a venture called TrackNet Media Group, LLC through which their respective horse racing content will be available to third parties, including racetracks, OTBs, casinos and ADW companies. TrackNet Media Group, LLC will also purchase horse racing content from third parties to make available through the Company and MEC’s respective outlets. In addition, the Company has purchased a 50-percent interest in a venture which will own and operate the horse racing TV channel currently owned by MEC, HRTV.

The Company is currently developing its own ADW platform, www.twinspires.com, which will launch later this year. The site will offer racing fans the opportunity to wager on the Company- and MEC-owned racing content as well as other racing content made available through TrackNet Media Group, LLC’s licensing agreements.

Copies of the Limited Liability Company Operating Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 8.01.  Other Events.

On March 5, 2007, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	March 4, 2007 Limited Liability Company Operating Agreement of HRTV, LLC between Churchill Downs Incorporated, CD HRTV HC, LLC, Magna Entertainment Corp. and MEC HRTV HOLDCO, LLC
10.2
March 4, 2007 Limited Liability Company Operating Agreement of Tracknet Media Group, LLC between Churchill Downs Incorporated, CD CONTENTCO HC, LLC, Magna Entertainment Corp. and MEC CONTENT HOLDCO, LLC

99.1	Press Release issued by Churchill Downs Incorporated, dated March 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
March 6, 2007	/s/ Michael W. Anderson By: Michael W. Anderson Title: Principal Financial Officer